July 24, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund

Supplement to the Prospectus dated July 30, 2017

Notice of Reduction of Class A Shares Sales Load

Effective on or about August 17, 2018, the "Maximum Sales Charge (Load) Imposed on Purchases" in the Fee and Expenses Table for the Touchstone Flexible Income Fund (the "Fund") is changed to 2.00% and the first paragraph in the section “The Fund’s Fees and Expenses” for the Fund is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone fixed income funds.  More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 66 and 63, respectively, and in Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

Additionally, in the “Choosing a Class of Shares - Class A Sales Charge” section of the prospectus, the following table, which is applicable to the Fund, is added:

Flexible Income Fund only:

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 but less than $500,000	0.50%	0.50%	0.40%
$500,000 or more	0.00%	0.00%	None	*
* Distributor may pay a Finder's Fee (as defined in the Fund's SAI) on qualifying assets to dealers who initiate purchases of Touchstone fixed income fund Class A shares of $500,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to .50%.

This Supplement replaces the information relating to the Class A shares sales load for the Fund in the prospectus Supplement dated June 18, 2018.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-FFSAX-S13-1807